UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

_______________________

Date of Report

(Date of earliest

event reported): April 18, 2013

                         AgFeed Industries, Inc.

(Exact name of registrant as specified in its charter)

Nevada	1-33674	20-2597168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

     100 Bluegrass Commons Blvd., Suite 310, Hendersonville, Tennessee 37075

(Address of principal executive offices, including zip code)

                                   (917) 804-3584

(Registrant’s telephone number, including area code)

                                        Not Applicable

(Former name or former address, if changed since last report)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01. Entry into a Material Definitive Agreement.

Farm Credit Forbearance Agreement

On April 18, 2013, AgFeed USA, LLC (formerly known as M2 P2, LLC), a wholly owned subsidiary of AgFeed Industries, Inc. (the “Company”) and certain subsidiaries of AgFeed USA, LLC (collectively with AgFeed USA, LLC, the “Borrowers”), Farm Credit Services of America, FLCA (“FCS FLCA”) and Farm Credit Services of America, PCA (together with FCS FLCA, “Farm Credit”) entered into a Forbearance Agreement, dated April 18, 2013, among the Borrowers and Farm Credit (the “Forbearance Agreement”), with respect to AgFeed USA, LLC’s Credit Agreement, dated June 6, 2006, among the Borrowers and Farm Credit, as previously amended from time to time (the “Credit Agreement”). In the Forbearance Agreement, Farm Credit agreed that it will extend the period during which it will take no action to enforce its default remedies under the Credit Agreement and related security and other agreements until the earlier of (1) violation of the Forbearance Agreement and (2) July 1, 2013 (the “Forbearance Period”).

Pursuant to the Forbearance Agreement, AgFeed USA has committed to complete by July 1, 2013, a transaction that will result in the satisfaction in full of Farm Credit’s claims (a “Transaction”). As required under the Forbearance Agreement and to facilitate this process, the Company approved an amendment to the AgFeed USA, LLC limited liability company agreement to provide for and appoint a board of managers of AgFeed USA, LLC, and that board of managers appointed a Chief Restructuring Officer of AgFeed USA, LLC. AgFeed USA, LLC has engaged BDA Advisors Inc. as its financial advisors with respect to the Transaction process. In addition to pursuing a Transaction, the Company, with the assistance of its financial adviser, Business Development Asia LLC, is actively pursuing sales of its Chinese subsidiaries and assets, an investment of capital and bridge financing to provide the Company with additional liquidity.

The Forbearance Agreement further provides that advances of cash that the Borrowers make to the Company may not exceed (1) $967,788 during the Forbearance Period or (2) $365,000 during any calendar month during the Forbearance Period.

Also on April 18, 2013, the Company entered into a Guaranty of the obligations of the Borrowers under the Credit Agreement. The Company’s obligations under the Guaranty shall not exceed the sum of $1,406,250, which represents cash amounts previously advanced from the Borrowers to the Company, plus the aggregate amount of advances to the Company during the Forbearance Period (such advances not to exceed $967,788).

Major Customer Matters

AgFeed USA, LLC and certain of its subsidiaries (collectively, “AgFeed USA”) sell hogs to Hormel Foods Corporation and its subsidiaries (collectively, “Hormel”) under supply agreements (the “Supply Agreements”). Sales of hogs to Hormel under the Supply Agreements account for substantially all of AgFeed USA’s revenues and a majority of the Company’s revenues. On April 18, 2013, AgFeed USA entered into a settlement with Hormel (the “Settlement”). Under the terms of the Settlement, Hormel agreed to dismiss its previously disclosed pending arbitration proceeding and AgFeed USA and Hormel will wind down and terminate their commercial relationship by December 31, 2013.

Hog Procurement Agreements

In connection with the Settlement, on April 18, 2013, certain of AgFeed USA, LLC’s wholly owned subsidiaries entered into the following new Supply Agreements to replace certain existing Supply Agreements with Hormel and change the pricing under the Supply Agreements to a cost-plus basis:

i	Hog Procurement Agreement, dated April 1, 2013, between the Company’s subsidiary Midwest Finishing, LLC (“Midwest”) and Hormel Foods Corporation, concerning hogs produced at AgFeed USA’s Midwest Finishing facilities (the “Midwest Procurement Agreement”),

i	Hog Procurement Agreement, dated April 1, 2013, between the Company’s subsidiary MGM, LLC and Hormel Foods Corporation, concerning hogs produced at AgFeed USA’s MGM facilities (the “MGM Procurement Agreement”), and

i	Hog Procurement Agreement, dated April 1, 2013, between the Company’s subsidiary TS Finishing, LLC (“TSF”) and Hormel Foods Corporation, concerning hogs produced at AgFeed USA’s TS Finishing facilities (the “TSF Procurement Agreement”).

Weanling Pig Sales Agreements

Also in connection with the Settlement, on April 18, 2013, certain of AgFeed USA, LLC’s wholly owned subsidiaries entered into the following amendments to existing Supply Agreements with Hormel providing that Hormel will cease supplying weanling pigs to AgFeed USA after June 30, 2013:

i	First Amendment to Weanling Pig Sales Agreement (the “Midwest Weanling Amendment”), dated April 1, 2013, between Midwest and Hormel Foods Corporation’s subsidiary Champ, LLC (“Champ”), amending the Weanling Pig Sales Agreement, dated January 1, 2010, between Midwest and Champ, concerning weanling pigs purchased for AgFeed USA’s Midwest Finishing facilities (the “Midwest Weanling Agreement”), and

i	First Amendment to Weanling Pig Sales Agreement (the “TSF Weanling Amendment”), dated April 1, 2013, between TSF and Hormel Foods Corporation’s subsidiary Mountain Prairie, LLC (“Mountain Prairie”), amending the Weanling Pig Sales Agreement, dated January 1, 2010, between TSF and Mountain Prairie, concerning weanling pigs purchased for AgFeed USA’s TS Finishing facilities (the “TSF Weanling Agreement”).

The foregoing descriptions of the Forbearance Agreement, the Guaranty, the Midwest Procurement Agreement, the MGM Procurement Agreement, the TSF Procurement Agreement, the Midwest Weanling Amendment, the TSF Weanling Amendment, the Midwest Weanling Agreement and the TSF Weanling Agreement, respectively, set forth above are qualified by reference to the Forbearance Agreement, the Guaranty, the Midwest Procurement Agreement, the MGM Procurement Agreement, the TSF Procurement Agreement, the Midwest Weanling Amendment, the TSF Weanling Amendment, the Midwest Weanling Agreement and the TSF Weanling Agreement filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8 and 10.9, respectively, and incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

Under the terms of the Settlement described above in Item 1.01, the following existing Supply Agreements were terminated effective April 18, 2013:

i	Hog Procurement Agreement, dated January 1, 2010, concerning hogs produced at AgFeed USA’s Midwest Finishing facilities;

i	Hog Procurement Agreement, dated January 1, 2010, concerning hogs produced at AgFeed USA’s MGM facilities,

i	Hog Procurement Agreement, dated January 1, 2010, concerning hogs produced at AgFeed USA’s TS Finishing facilities, and

i	Sales Price Adjustment Addendum, dated January 1, 2010, that provided for AgFeed USA to pay a price adjustment to Hormel to the extent AgFeed USA’s income exceeded a specified level.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off –Balance Sheet Arrangement of a Registrant.

As disclosed in Item 1.01, above, on April 18, 2013, the Company entered into a Guaranty of the obligations of the Borrowers under the Credit Agreement. The Company’s obligations under the Guaranty shall not exceed the sum of $1,406,250 plus the aggregate amount of advances to the Company during the Forbearance Period (such advances not to exceed $967,788).

Item 2.05. Costs Associated With Exit or Disposal Activities.

As disclosed in Items 1.01 and 1.02, above, which are incorporated by reference into this Item 2.05, on April 18, 2013, (1) the Borrowers entered into the Forbearance Agreement, under which they committed to complete by July 1, 2013, a Transaction and (2) AgFeed USA entered into agreements with Hormel that provide for material restructuring and early termination of the commercial agreements with Hormel. The Company is unable at this time to estimate the amounts of the charges and expenses to be incurred in connection with the foregoing transactions.

Item 8.01. Other Events.

The Company is a holding company and conducts all of its business through its operating subsidiaries. It relies on cash distributions, advances and disbursements paid by its direct or indirect subsidiaries for its cash needs, including to pay its operating expenses. The Forbearance Agreement provides that advances of cash that the Borrowers make to the Company may not exceed (1) $967,788 during the Forbearance Period or (2) $365,000 during any calendar month during the Forbearance Period. After the Forbearance Period, when a Transaction is complete, it is likely that the Company will have no subsidiaries that continue to operate in the United States from which the Company could receive continued funding. Distributions and other cash payments from the Company’s Chinese subsidiaries to the Company are subject to several significant limitations and are not sufficient to fund the expenses of the Company. For these reasons and the impact to liquidity of having paid the previously announced adverse arbitration decision and award against AgFeed USA in favor of Hormel, the Company has only a de minimis amount of cash and no immediately available sources of liquidity, other than the limited advances permitted under the Forbearance Agreement during the Forbearance Period.

In addition to pursuing a Transaction, the Company, with the assistance of its financial adviser, Business Development Asia LLC, is actively pursuing sales of its Chinese subsidiaries and assets, an investment of capital and bridge financing to provide the Company with additional liquidity. If the Company cannot secure a source of adequate liquidity, then the Company would need to further curtail its operations and may seek relief under the United States Bankruptcy Code or under applicable state receivership law.

SAFE HARBOR DISCLOSURE NOTICE

The information provided in this report contains forward-looking statements based on certain assumptions and contingencies that involve risks and uncertainties. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements in this report involve risks and uncertainties, which could cause actual results, performance or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures. The Company believes that all forward-looking statements made by it have a reasonable basis, but there can be no assurance that management’s expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this report include, but are not limited to: the terms of the Forbearance Agreement, including that it requires AgFeed USA to complete by July 1, 2013, a sale of itself or its assets or another transaction that will result in the satisfaction in full of Farm Credit’s claims, which expedited timeframe may not allow AgFeed USA to realize the full value of that company; difficulties in securing a source of adequate liquidity for the Company, which difficulties, if not overcome could result in the Company further curtailing its operations and AgFeed USA, LLC and/or the Company seeking relief under the United States Bankruptcy Code, or under applicable state receivership law; ongoing issues with Hormel, including the challenges of transitioning from a single customer to new customer and supply relationships; the completion of the Company’s financial closing procedures for the 2012 fiscal year; the risk that additional information may arise from the preparation and audit of the Company’s full 2010 restated consolidated financial statements and the Company’s full consolidated financial statements for the 2011 and 2012 fiscal years; litigation and proceedings, including the pending securities class action litigation and U.S. Securities and Exchange Commission investigation related to the matters investigated by the special committee of the Company’s board of directors and the restatement of the Company’s consolidated financial statements, and potential liability for a substantial damage award and indemnification obligations; conditions in credit markets; the risk that the Company’s internal control over financial reporting may have weaknesses of which the Company is not currently aware or which have not been detected; and the implementation of remedial measures addressing any material weaknesses. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this report, even if subsequently made available by the Company on its website or otherwise. The Company does not intend, and disclaims any obligation, to update any forward-looking information contained in this report or with respect to the information disclosed herein.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits. The following exhibits are being filed herewith:

(10.1)	Forbearance Agreement, dated April 18, 2013, among AgFeed USA, LLC, certain subsidiaries of AgFeed USA LLC, Farm Credit Services of America, FLCA and Farm Credit Services of America, PCA. *

(10.2)	Guaranty, dated April 18, 2013, by AgFeed Industries, Inc. to and for the benefit of Farm Credit Services of America, FLCA and Farm Credit Services of America, PCA.

(10.3)	Hog Procurement Agreement, dated April 1, 2013, between Midwest Finishing, LLC and Hormel Foods Corporation. *

(10.4)	Hog Procurement Agreement, dated April 1, 2013, between MGM, LLC and Hormel Foods Corporation. *

(10.5)	Hog Procurement Agreement, dated April 1, 2013, between TS Finishing, LLC and Hormel Foods Corporation. *

(10.6)	First Amendment to Weanling Pig Sales Agreement, dated April 1, 2013, between Midwest Finishing, LLC and Champ, LLC. *

(10.7)	First Amendment to Weanling Pig Sales Agreement, dated April 1, 2013, between TS Finishing, LLC and Mountain Prairie, LLC. *

(10.8)	Weanling Pig Sales Agreement, dated January 1, 2010, between Midwest Finishing, LLC and Champ, LLC (incorporated by reference to Exhibit 10.2 of AgFeed’s Current report on Form 8-K (Commission File No. 001- 33674) filed with the SEC on September 14, 2012).

(10.9)	Weanling Pig Sales Agreement, dated January 1, 2010, between TS Finishing, LLC and Mountain Prairie, LLC (incorporated by reference to Exhibit 10.4 of AgFeed’s Current report on Form 8-K (Commission File No. 001- 33674) filed with the SEC on September 14, 2012).

*	Portions of these exhibits have been omitted and are subject to a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The omitted portions of these exhibits were filed separately with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGFEED INDUSTRIES, INC.

Date: April 23, 2013	By:	/s/ Gerard Daignault
Gerard Daignault
Interim Chief Financial Officer

AGFEED INDUSTRIES, INC.

Exhibit Index to Current Report on Form 8-K

Exhibit

Number

(10.1)	Forbearance Agreement, dated April 18, 2013, among AgFeed USA, LLC, certain subsidiaries of AgFeed USA LLC, Farm Credit Services of America, FLCA and Farm Credit Services of America, PCA. *

(10.2)	Guaranty, dated April 18, 2013, by AgFeed Industries, Inc. to and for the benefit of Farm Credit Services of America, FLCA and Farm Credit Services of America, PCA.

(10.3)	Hog Procurement Agreement, dated April 1, 2013, between Midwest Finishing, LLC and Hormel Foods Corporation. *

(10.4)	Hog Procurement Agreement, dated April 1, 2013, between MGM, LLC and Hormel Foods Corporation. *

(10.5)	Hog Procurement Agreement, dated April 1, 2013, between TS Finishing, LLC and Hormel Foods Corporation. *

(10.6)	First Amendment to Weanling Pig Sales Agreement, dated April 1, 2013, between Midwest Finishing, LLC and Champ, LLC. *

(10.7)	First Amendment to Weanling Pig Sales Agreement, dated April 1, 2013, between TS Finishing, LLC and Mountain Prairie, LLC. *

(10.8)	Weanling Pig Sales Agreement, dated January 1, 2010, between Midwest Finishing, LLC and Champ, LLC (incorporated by reference to Exhibit 10.2 of AgFeed’s Current report on Form 8-K (Commission File No. 001- 33674) filed with the SEC on September 14, 2012).

(10.9)	Weanling Pig Sales Agreement, dated January 1, 2010, between TS Finishing, LLC and Mountain Prairie, LLC (incorporated by reference to Exhibit 10.4 of AgFeed’s Current report on Form 8-K (Commission File No. 001- 33674) filed with the SEC on September 14, 2012).

*	Portions of these exhibits have been omitted and are subject to a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The omitted portions of these exhibits were filed separately with the Securities and Exchange Commission.